Exhibit 99.1

Management Presentation 5th Annual Liolios Gateway Conference Investor Presentation September 8, 2016 Landmark Infrastructure Partners LP

Disclaimer This presentation may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward-looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Statements regarding the following subjects are forward-looking by their nature: market trends and LMRK’s business strategy, projected operating results and ability to obtain future financing arrangements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward-looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2015, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. LMRK assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above- and below-market rents, impairments, acquisition-related expenses, unit-based compensation and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distribution paid and maintenance capital expenditures. 1

Partnership Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Unit Price(1): $18.18 Market Capitalization(2): $344 million Current Yield(1): 7.3% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution(3): $0.3325 per unit for Q2 2016 (6th Consecutive Quarterly Distribution Increase) Drop-Down Acquisitions(4): Completed twelve separate drop-down acquisitions from its Sponsor, Landmark Dividend LLC (“Landmark”), and affiliates, totaling 1,277 tenant sites for total consideration of approximately $475 million LMRK currently has greater than 1,960(5) tenant sites (an increase of 180% since the IPO) after the twelve drop-down acquisitions 2 As of September 2, 2016. Based on total outstanding common and subordinated units of approximately 18.9 million, as of August 30, 2016. Announced July 27, 2016. Completed drop-down acquisitions on March 4, 2015; April 8, 2015; July 21, 2015; August 18, 2015; September 21, 2015; November 19, 2015; December 18, 2015, April 20, 2016, August 1, 2016 and August 30, 2016. As of August 30, 2016.

Partnership Milestones 3

Overview of Our Assets Effectively triple net leases Organic growth through contractual rent escalators, lease modifications and renewals 99%+ property operating margins, no maintenance capex 4 Our real property interests underlie our tenants’ operationally essential infrastructure assets in the wireless communication, outdoor advertising and renewable power generation industries Wireless Carrier “A” Wireless Carrier “B” Tower Owner Real Property Interest Owner RENT RENT RENT Advertiser “Face A” Advertiser “Face B” Outdoor Advertiser (Billboard Owner) Real Property Interest Owner RENT RENT RENT

Significant, Growing and Fragmented U.S. Market Opportunity Our asset portfolio represents less than 1% of the total U.S. market 5 Significant: Over 360,000 locations Growing: New sites added each year are expected to be > 4x our existing portfolio(1) Fragmented: Most individual property owners in this industry have only 1 or 2 locations #1 cellular tower company and #1 billboard company own < 13% of the land under their assets(2) Per SNL Kagan, U.S. tower locations are expected to grow by 3.6% per year from 2014 to 2019. Rank based on total market capitalization; Per SNL Kagan, American Tower (as of Dec. 31, 2015) and Lamar (as of Dec. 31, 2015) held ownership interests in approximately 12% and 9%, respectively, of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”), American Wind Energy Association (“AWEA”), and Energy Information Administration (“EIA”). Wireless Communication Outdoor Advertising Renewable Power Generation More than 154,000 locations(3) More than 164,000 locations(3) More than 48,000 locations(3) 115 130 147 150 154 184 2010 2011 2012 2013 2014 2019P U.S. Tower Locations (thousands) $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 2011 2012 2013 2014 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P 2023P 2024P U.S. Outdoor Advertising Revenue ($ in billions) 39 46 59 60 64 74 146 1 2 3 6 10 14 158 4.0% 4.6% 6.0% 6.3% 7.2% 8.5% 24.5% 0% 5% 10% 15% 20% 25% 0 60 120 180 240 300 360 2010 2011 2012 2013 2014 2015 2040P U.S. Wind and Solar Capacity (gigawatts) Solar Wind Wind + Solar (% of Total Capacity)

Our Portfolio 6 We are a growth-oriented MLP formed by Landmark Dividend LLC (our “Sponsor”) to acquire, own and manage a diversified, growing portfolio of real property interests. Tier 1(3) Tenants As of August 30, 2016, includes additional tenant sites from drop-down acquisitions completed on August 1 and 30, 2016, and direct acquisitions. 5 tenant sites are located in Australia; 6 tenant sites are located in Canada. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. Asset Portfolio 1,965 Tenant Sites(1,2) < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 99 Leased Tenant Sites 100+ Leased Tenant Sites

Partnership Highlights Long-lived assets with effectively triple net leases 97% occupancy, 99% historical lease renewal rate Stable Cash Flow(1) Strategic Locations Leased to Tier 1 Tenants(1) Significant Diversification(2) Organic Growth with No Capex Aligned Sponsor Committed to Growth Difficult-to-replicate locations in major population centers 87% leased to Tier 1 tenants for their essential operations 1,965 tenant sites in our existing portfolio Diversified across 50 states, Washington, D.C., Canada, and Australia Contractual rent escalators Rent increases through lease modifications, renewals and revenue sharing Additional 550 assets(3) under management with Landmark Dividend and affiliates, as well as third-party acquisition opportunities Sponsor and affiliates own an 18% interest(4) Multiple Growth Drivers Stable and Predictable Distributions 7 As of June 30, 2016. As of August 30, 2016, includes additional tenant sites from drop-down acquisitions completed on August 1 and 30, 2016, and direct acquisitions. As of August 30, 2016; Includes approximately 430 assets that are subject to the Partnership’s right of first offer (ROFO). As of August 30, 2016, includes both common and subordinated units.

Stable cash flow from long-lived assets Stable Cash Flow Effectively triple net leases < 1% property operating expenses(1) No property tax or insurance obligations No maintenance capital expenditures 97% occupancy(2) 99% historical lease renewal rate No commodity exposure Annual G&A expense cap(3) High margins(4) - > 90% Adjusted EBITDA margin For the three-year period ended June 30, 2016, property operating expenses were less than 1% of revenue. As of June 30, 2016. Based on the earlier of five years or until our trailing four quarter revenue exceeds $80 million, excludes acquisition services. For the twelve-month period ended June 30, 2016. Average remaining term as of June 30, 2016. Assumes 99-year term for perpetual assets. Including remaining renewal options. 8 Long-Lived Assets(2) Stable and High Margin Cash Flow 20+ years(6) 78+ years(5) 15+ yrs 53% 10 - 14 yrs 21% 5 - 9 yrs 15% <5 yrs 11% Remaining Lease Term (% of Rents) Perpetual 35% 50 - 99 yrs 29% 40 - 49 yrs 15% 30 - 39 yrs 12% 20 - 29 yrs 6% <20 yrs 3% Remaining Real Property Interest Term (% of Rents)

Strategic Locations…

1. …underlying operationally critical assets…

- **Wireless:** Highly interconnected networks; Growing capacity/coverage
- **Billboards:** Key traffic locations, favorable zoning restrictions with “grandfather clauses”
- **Renewables:** Solar/wind corridors, proximity to transmission interconnects

2. …into which tenants made significant investments…



Typically $200,000 to $300,000[1] for tower plus cost of wireless equipment
vs. $1,725[2] average monthly ground rent

3. …in major markets…

Top Market Locations (by BTA Rank)[3]

(% of quarterly rental revenue)



New York, NY 20%
Chicago, IL 8%
Los Angeles, CA 7%
Top 4-20 28%
Top 21-100 24%
101+ 13%

4. …that are difficult to replicate and costly to relocate

- Significant zoning, permitting and regulatory hurdles in finding suitable new locations
- Time and cost of construction at a new site
- Vacating tenant must often return the property to its original condition

(1) Source: SNL Kagan.
(2) Asset portfolio average monthly GAAP rent per tenant site for the three months ended June 30, 2016 was approximately $1,725.
(3) As of June 30, 2016. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry.

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 Highly Desired by Tier 1 Tenants 10 Large, publicly-traded companies with national footprints(1) No single tenant accounts for more than 20% of revenue Wireless Carriers T-Mobile 16% AT&T Mobility 13% Sprint 12% Verizon 12% Others 5% Total 58% Tower Companies Crown Castle 11% American Tower 8% SBA Communications 2% Others 1% Total 22% Outdoor Advertising OUTFRONT Media 6% Clear Channel Outdoor 5% Lamar Advertising 3% Others 4% Total 18% Tenants are often subsidiaries or affiliates of such publicly-traded companies. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended June 30, 2016. Excludes interest income on receivables. Renewable Power Generation 2% Quarterly Rental Revenue Breakdown (2)

Multiple Growth Drivers 11 Organic Growth With No Capex Acquisitions From Sponsor Acquisitions From Third Parties Contractual Escalators Lease Modifications and Renewals 550 AUM with Sponsor & Affiliates(1) Ongoing Sponsor Acquisitions Third-Party Portfolios Tax Deferred Exchange As of August 30, 2016; Includes approximately 430 assets that are subject to the Partnership’s right of first offer (ROFO)

Organic Growth with No Capital Expenditures Wireless technology upgrades Expansion of premises Digital billboard conversions Lamar and Clear Channel spent over 40% of capex on digital billboards(3) Below-market leases ($ in billions) Total Wireless Capital Expenditures(2) Source: SNL Kagan and OAAA. As of August 30, 2016. Includes amounts disclosed by publicly-traded wireless carriers. Per fiscal year 2015 10-K filings. 95% of our leases have contractual rent escalators 87% fixed rate increases with an average annual escalation rate of 2.5% 8% tied to CPI Contractual Rent Escalators(1) Increased Rent Through Lease Modifications And Renewals Increase in billboard advertising revenue Rooftop equipment modifications or expansion of premises ($ in billions) U.S. Outdoor Advertising Revenue Participation in Tenant Revenue Growth 12 $20.6 $20.2 $23.2 $26.5 $29.0 $32.5 $32.1 2008 2009 2010 2011 2012 2013 2014 $6.1 $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 '10 '11 '12 '13 '14 '15P '16P '17P '18P '19P '20P '21P '22P '23P '24P

Assets Under Management with Sponsor & Affiliates

AUM with Sponsor & affiliates alone would significantly increase the size of our existing portfolio

- **Approximately 550 available tenant sites**[1]
- **Substantially similar characteristics to our initial asset portfolio**
  - Geographically diverse (39 states and Australia)
  - Average remaining real property interest term of 80+ years[3]
  - Average remaining lease term of 21+ years[4]
  - 99% occupancy


Renewable Power Generation 8%
Outdoor Advertising 20%
Wireless Communication 72%

~550 Tenant Sites

Tenant Sites

Asset Portfolio[2]:	1,965
Sponsor & Affiliates [1]:	550
Combined:	2,515

% of Total U.S. Market

2,515 / 360,000 = ~0.7%

(1) As of August 30, 2016; Includes ~430 assets that are subject to the Partnership's right of first offer (ROFO).
(2) As of August 30, 2016, includes additional tenant sites from drop-down acquisitions completed on August 1 and 30, 2016, and direct acquisitions.
(3) Assumes term of 99 years for perpetual assets.
(4) Including renewal options.

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ALIGNED SPONSOR DRIVING GROWTH

Given its substantial cash investment and significant ownership position in us, we expect our strategic Sponsor to promote and support the success of our business

- Sponsor contributed ~$60 million at the IPO, invested ~$39 million in cash and ~$21 million in roll-over equity
- Sponsor owns our General Partner, all of the IDRs and an 18% LP interest[(1)] in us

Sponsor's Footprint (U.S. and Australia/New Zealand)



Landmark office
Origination team members working remotely

Sponsor's Organizational Structure



153 Employees(2)
Acquisitions
Asset Origination, Due Diligence and Closing
Staff Count: 112
Lead Generation
Appointment Setting
Price Negotiation
Sales Force Management
Underwriting
Document Negotiation
Closing
Funding
Administration
Asset Sales, Finance and Administration
Staff Count: 41
Capital Raising
Capital Management
Investor Relations
Investor Reporting
Information Technology
Accounting, Tax & Treasury
Human Resources
Asset Management

(1) As of August 30, 2016.
(2) As of June 30, 2016.

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Sponsor Expertise in an Industry with High Barriers of Entry Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated 500-700 Sites Closed 15 ~10-12%(1) of Transactions 1 to 2 real property interests per transaction. Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets Landmark seeks to acquire are typically $50,000 to $500,000 in value Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform Lead Generation Asset Origination Underwriting and Closing Asset Management Proprietary, internally sourced National acquisition force Proprietary database of transactions Comprehensive underwriting Proprietary database of current market leases Sponsor’s proprietary platform has enabled it to increase the amount of its acquisitions every year since inception Origination Illustration

The Partnership has acquired real property interests from our Sponsor in twelve drop-down transactions(1) since its IPO Drop-Down Summary 16 Transaction Summary Combined Drop-Down Portfolio Highlights(1, 3) Operating and Financial Impact Total consideration for the twelve drop-down acquisitions of ~$475 million 484 tenant sites acquired were from organic drop-downs and not subject to the right of first offer (ROFO) 793 tenant sites acquired were subject to the ROFO Approximately 550(2) assets available for future drop-down acquisitions Diversified pool of 1,277 tenant sites 820 wireless communication, 393 outdoor advertising and 64 renewable power generation sites Wireless Communication, Outdoor Advertising and Renewable Power Generation segments are expected to contribute approximately 65%, 25% and 10%, respectively, of the total forecasted annual rents from drop-down tenant sites Portfolio attributes are similar to those of our initial asset portfolio All drop-down acquisitions have been immediately accretive to distributable cash flow Completed drop-down acquisitions on March 4, 2015; April 8, 2015; July 21, 2015; August 18, 2015; September 21, 2015; November 19, 2015; December 18, 2015, April 20, 2016, August 1, 2016, and August 30, 2016. As of August 30, 2016; Includes approximately 430 assets that are subject to the Partnership’s right of first offer (ROFO). As of August 30, 2016.

Third-Party Acquisitions 17 Tax-efficient MLP capital structure We may directly acquire third-party assets by leveraging the Sponsor’s origination and acquisition platform Large portfolios Direct from property owners Alternative Currency (Unit Exchange Program) Common units used for tax deferred exchanges Benefits to sellers include: Cash flow diversification Defer taxable gains Potential growth in value Option to sell their common units when they wish to obtain cash Expand our universe of potential acquisition opportunities to drive accretive growth

Multiple Drivers of Distribution Growth 18 Contracted Growth Modified and Renewed Leases ROFO Drop- Downs Additional Sponsor Drop-Downs Third-Party Acquisitions Distribution Per Unit ($) Stable, Predictable and Growing Distributable Cash Flow Organic Growth Without Capex Potential Sponsor Acquisitions Third-Party Acquisitions $1.15 Annualized Minimum Quarterly Distribution at IPO Annualized Minimum Quarterly Distribution

19 Financial Overview

Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 99%+ property operating margins with no maintenance capex No commodity price risk Maintain Predictable And Stable Cash Flows Contractual escalators Lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions from Sponsor originations Accretive acquisitions of third-party portfolios Target leverage: < 50% debt-to-total market capitalization Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions $145 mm of floating rate debt is fixed with swaps at a combined rate of 4.06% Completed first fixed rate debt placement through securitization at fixed rate of 4.27% Deliver Consistent Distribution Growth Disciplined Financial Policies Disciplined and Flexible Financial Strategy 20

Keys to Our Success 21 Stable, Predictable and Growing Distributable Cash Flow Stable and Predictable Distributions Multiple Growth Drivers Organic Growth with No Capex Aligned Sponsor Committed to Growth Stable Cash Flow Strategic Locations Leased Primarily to Tier 1 Tenants Significant Diversification

22 APPENDIX

Non-GAAP Financial Measures We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, gain on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, and the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distributions paid and maintenance capital expenditures. Distributable cash flow will not reflect changes in working capital balances. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITDA, Adjusted EBITDA and distributable cash flow should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements. EBITDA, Adjusted EBITDA and distributable cash flow are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below. 23

RECONCILIATION OF EBITDA, ADJUSTED EBITDA AND DISTRIBUTABLE CASH FLOW

	For the Six Months Ended June 30,					
	2016			2015[1]		
	Landmark Infrastructure Partners LP	Drop-down Assets Predecessor	Consolidated Results	Landmark Infrastructure Partners LP	Drop-down Assets Predecessor	Consolidated Results
Revenue:						
Rental revenue	$ 15,160,471	$ 37,753	$ 15,198,224	$ 7,821,715	$ 4,650,220	$ 12,471,935
Interest income	424,160	107,427	531,587	401,854	2,422	404,276
Total revenue	15,584,631	145,180	15,729,811	8,223,569	4,652,642	12,876,211
Expenses:						
Management fees to affiliate	—	—	—	—	151,752	151,752
Property operating	72,055	—	72,055	8,894	2,888	11,782
General and administrative	2,144,591	—	2,144,591	1,635,056	9,933	1,644,989
Acquisition-related	334,965	—	334,965	473,353	1,481,629	1,954,982
Amortization	4,241,281	3,587	4,244,868	2,141,988	1,114,234	3,256,222
Impairments	—	—	—	3,276,736	—	3,276,736
Total expenses	6,792,892	3,587	6,796,479	7,536,027	2,760,436	10,296,463
Other income and expenses						
Interest expense	(4,714,516)	—	(4,714,516)	(2,175,891)	(1,756,712)	(3,932,603)
Unrealized gain (loss) on derivatives	(4,850,856)	—	(4,850,856)	(376,724)	(83,013)	(459,737)
Gain on sale of real property interests	373,779	—	373,779	82,026	—	82,026
Total other income and expenses	(9,191,593)	—	(9,191,593)	(2,470,589)	(1,839,725)	(4,310,314)
Net income (loss)	$ (399,854)	$ 141,593	$ (258,261)	$ (1,783,047)	$ 52,481	$ (1,730,566)
Add:						
Interest expense	4,714,516	—	4,714,516	2,175,891	1,756,712	3,932,603
Amortization expense	4,241,281	3,587	4,244,868	2,141,988	1,114,234	3,256,222
EBITDA	$ 8,555,943	$ 145,180	$ 8,701,123	$ 2,534,832	$ 2,923,427	$ 5,458,259
Less:						
Gain on sale of real property interests	(373,779)	—	(373,779)	(82,026)	—	(82,026)
Straight line rent adjustments	(54,070)	(20,121)	(74,191)	(58,544)	(80,674)	(139,218)
Amortization of above- and below-market rents	(587,688)		(587,688)	(390,487)	(189,855)	(580,342)
Add:						
Impairments	—	—	—	3,276,736	—	3,276,736
Acquisition-related expenses	334,965	—	334,965	473,353	1,481,629	1,954,982
Unrealized loss on derivatives	4,850,856	—	4,850,856	376,724	83,013	459,737
Unit-based compensation	105,000	—	105,000	87,500	—	87,500
Deemed capital contribution to fund general and administrative expense reimbursement[2]	1,618,970	—	1,618,970	1,173,925	—	1,173,925
Adjusted EBITDA	$ 14,450,197	$ 125,059	$ 14,575,256	$ 7,392,013	$ 4,217,540	$ 11,609,553
Less:						
Expansion capital expenditures	(8,027,208)	—	(8,027,208)	(47,255,000)	—	(47,255,000)
Cash interest expense	(4,287,213)	—	(4,287,213)	(1,877,753)	(1,331,942)	(3,209,695)
Distributions declared to preferred unitholders	(382,222)	—	(382,222)	—	—	—
Add:						
Borrowings and capital contributions to fund expansion capital expenditures	8,027,208	—	8,027,208	47,255,000	—	47,255,000
Distributable cash flow	$ 9,780,762	$ 125,059	$ 9,905,821	$ 5,514,260	$ 2,885,598	$ 8,399,858

(1) The historical financial statements have been retroactively adjusted to reflect the results of operations, financial position, and cash flows of the Drop-down Assets as if the Partnership owned the Drop-down Assets in all periods while under common control. The reconciliation presents our results of operations and financial position giving effect to the Drop-down Assets. The combined results of the Drop-down Assets prior to each transaction date are included in "Drop-down Assets Predecessor." The consolidated results of the Drop-down Assets after each transaction date are included in "Landmark Infrastructure Partners LP."

(2) Under the omnibus agreement that we entered into with Landmark at the closing of the IPO, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

LANDMARK INFRASTRUCTURE

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Management Team 25 Average of 17 years of experience with high volume, small balance real property asset originations Name Title Select Prior Experience Tim Brazy CEO and Director Chief Executive Officer of Landmark Dividend LLC Founder and CEO of Church Mortgage Acceptance Company Founder and President of Atherton Capital Co-Founder and President of Franchise Mortgage Acceptance Corp. (“FMAC”), with Mr. Jeff Knyal MBA from Stanford Business School; B.S. from Caltech George Doyle CFO and Treasurer Chief Financial Officer of Landmark Dividend LLC EVP, CFO and Treasurer at Clearview Hotel Trust, Inc. SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG B.A. in Business Administration from Western Washington University Dan Parsons SVP – Information Systems and Technology Chief Operations Officer of Landmark Dividend LLC 10 years consulting at a major mortgage company 10 years serving as CIO of Budget Finance Company, a major mortgage company B.S. and MBA from USC

Landmark Infrastructure and its Sponsor are Aligned 26 Organizational Structure(1) 18% LP Interest Landmark Infrastructure Partners LP (NASDAQ Global Market: LMRK) (the Partnership) 100% LLC Interest 82% LP Interest Landmark Infrastructure Partners GP LLC (our General Partner) Public Unitholders Common Units Landmark (Sponsor) Subordinated and Common Units Non-economic GP IDRs As of August 30, 2016.